The Huntington Funds

Supplement dated June 4, 2010, to the Prospectus dated May 1, 2010 (Class A Shares, Class B Shares and Trust Shares), the Summary Prospectuses dated May 1, 2010, and the Statement of Additional Information dated May 1, 2010.

1.   Closure of B Shares and Conversion of B Shares to A Shares

At the meeting of the Board of Trustees of The Huntington Funds held on May 13, 2010, the Board approved the closing of the Class B shares of each of the Huntington Funds (each a "Fund") to new purchases by new or existing shareholders and the conversion of all outstanding Class B shares to Class A shares.

Effective as of the close of business (4 p.m. EST) on June 4, 2010 (the "Close Time"), the Class B shares of the Huntington Funds will no longer be offered for purchase. On June 29, 2010, all outstanding Class B shares will convert to Class A shares at no cost to Class B shareholders.

Initial or additional purchase requests for a Fund's Class B shares received after the Close Time will not be accepted. After the Close Time, former Class B shareholders may reinvest dividends they receive in Class A shares.

Shareholders investing in Class B shares through the Systematic Investment Plan will no longer be able to make automatic investments into Class B shares after the close of business on June 29, 2010. After June 29, 2010, Class B shareholders who participate in the Systematic Investment Plan will have their systematic investments automatically redirected into Class A shares of the same fund at net asset value and those future investments will be subject to the applicable Class A shares sales charge.

Following the Close Time, Class B shareholders may redeem their shares without paying a contingent deferred sales load. Prior to the Close Time, shareholders may redeem their Class B shares as described in The Huntington Funds prospectus.

Effective as of the Close Time, each Fund's Prospectus, Summary Prospectus and Statement of Additional Information are revised to eliminate all references to the ability to purchase Class B shares of each of the Funds.

2. Application of Reduced Sales Charge for Purchases Made Through Huntington Investment Company

Effective as of the close of business (4 p.m. EST) on May 28, 2010, the text below replaces the subheading Reduced sales charges on Class A Shares (based on the quantity discounts noted above) will also apply to purchases made through Huntington Investment Company on page 221 under the Other Quantity Discounts, Reductions and Waivers section (beginning on page 220) of the prospectus dated May 1, 2010. The subheading is revised to state that the reduced sales charge applicable to certain purchases made through Huntington Investment Company will not apply to investments made through the Systematic Investment Plan.

Reduced sales charges on Class A Shares (based on the quantity discounts noted above) will also apply to purchases made through Huntington Investment Company, except for investments made through the Systematic Investment Plan:


                  Please keep this supplement for your records.